    Exhibit 10.3

AMENDMENT NO. 3
TO THE
BLUCORA, INC. 2016 EQUITY INDUCEMENT PLAN

This Amendment No. 3 to the Blucora, Inc. 2016 Equity Inducement Plan (this “Amendment”), is adopted by action of the Board of Directors (the “Board”) of Blucora, Inc., a Delaware corporation (the “Company”) to be effective as the Effective Date (defined below). Terms used in this Amendment with initial capital letters that are not otherwise defined herein shall have the meanings ascribed to such terms in the Blucora, Inc. 2016 Equity Inducement Plan (the “Inducement Plan”).

WHEREAS, Section 16.1 of the Inducement Plan permits the Board to amend the Inducement Plan at any time;

WHEREAS, in order to have a consistent share usage application under the Blucora, Inc. 2018 Long-Term Incentive Plan (the “2018 Plan”), which was approved by the Company’s stockholders at the 2018 Annual Meeting of Stockholders (the “Annual Meeting”), the Board desires to amend the Inducement Plan to remove the substantially similar fungible share provision; and

WHEREAS, the Board hereby resolves that this Amendment be adopted and that the Inducement Plan be amended as set forth herein, with such Amendment intended to be effective on the date of the Annual Meeting, or such other date as determined by an officer of the Company (such date, the “Effective Date”).

NOW, THEREFORE, in accordance with Section 16.1 of the Inducement Plan, the Company shall hereby amend the Inducement Plan as of the Effective Date as follows:

1.Section 4.3 of the Inducement Plan is hereby amended by deleting said section in its entirety.

2.Except as expressly amended by this Amendment, the Plan shall continue in full force and effect in accordance with the provisions thereof.

* * * * * * * *

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed as of March 31, 2020 by its President and Chief Executive Officer, pursuant to prior action taken by the Committee.

BLUCORA, INC.

By:
Name:	Christopher W. Walters
Title:	President and Chief Executive Officer

Signature Page to the Amendment No. 3 to the
Blucora, Inc. 2016 Equity Inducement Plan